UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 12, 2010

The Pepsi Bottling Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14893	13-4038356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Pepsi Way, Somers, New York		10589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(914) 767-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On January 12, 2010, The Pepsi Bottling Group, Inc. ("PBG") received notice of a blackout period affecting participants in the PBG 401(k) Program and the PBG 401(k) Savings Program (collectively the "Plans") in connection with the merger of PBG into a wholly-owned subsidiary of PepsiCo, Inc. (the "Merger"). The blackout period is necessary in order for the Plans’ trustee and administrator to process and implement participants’ instructions with respect to the election of consideration to be received from PepsiCo, Inc. for the common stock held in their accounts in the Plans’ PBG Stock Funds. The blackout period is expected to begin as of 4:00 p.m. Eastern Standard Time on the second business day prior to the deadline for the Plans to submit such elections and will end on a date that is approximately four weeks after the closing of the Merger. During this blackout period, the participants’ ability to change the amounts they have invested in the PBG Stock Fund (or to access these amounts through withdrawals, distributions or loans) will be restricted.

As a result of the foregoing, PBG on January 15, 2010 sent a notice (the "Notice") to its directors and executive officers informing them that they will be prohibited from trading in equity securities of PBG beginning on the first day of the blackout period and ending immediately following the closing of the Merger, subject to certain exceptions described in the Notice and contemplated by the Securities and Exchange Commission’s Regulation BTR.

A copy of the Notice, which includes all the information required by Rule 104(b) of Regulation BTR, is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibit 99.1 - Important Notice Concerning Limitations on Trading in Equity Securities by Directors and Executive Officers of The Pepsi Bottling Group, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Pepsi Bottling Group, Inc.

January 15, 2010	By:	/s/ David Yawman

Name: David Yawman
Title: Vice President, Associate General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Important Notice Concerning Limitations on Trading in Equity Securities by Directors and Executive Officers of The Pepsi Bottling Group, Inc.